CERTIFICATION  PURSUANT TO
                  18  U.S.C.  SECTION 1350
                   AS ADOPTED PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





I, BRIAN KEJSER, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-QSB of Claremont Technologies, Corp. for the quarter ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Claremont Technologies, Corp.




By:     /s/ BRIAN KEJSER
        ------------------------
        Brian Kejser, Secretary
        and Treasurer

Date:  August 13, 2003